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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
LITTLE SIOUX CORN PROCESSORS, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4808 F Avenue, Marcus, Iowa 51035

NOTICE OF 2008 ANNUAL MEETING OF MEMBERS

To our members:

        The 2008 Annual Meeting of Members (the "Annual Meeting") of Little Sioux Corn Processors, LLC ("we," "us," "our" and "Little Sioux") will be held on Tuesday, March 25, 2008 at Western Iowa Tech in Cherokee, Iowa. Registration for the meeting will begin at 6 p.m., local time. The Annual Meeting will commence at approximately 7 p.m. The purposes of the Annual Meeting are to:

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  To elect three (3) Class A Directors to serve until the 2011 Annual Meeting of Members and until their successors are elected; and

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  Transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

        The foregoing items of business are more fully described in the proxy statement accompanying this notice. If you have any questions regarding the information in the proxy statement or regarding completion of the enclosed proxy card, please call us at (712) 376-2800.

        Only members listed on our records at the close of business on February 1, 2008 are entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments thereof. For your proxy card to be valid, it must be received by us no later than 5:00 p.m. on Monday, March 24, 2008.

        All members are cordially invited to attend the Annual Meeting in person. However, to assure the presence of a quorum, the board of directors requests that you promptly sign, date and return the enclosed proxy card, which is solicited by the board of directors, whether or not you plan to attend the meeting. The proxy will not be used if you attend and vote at the meeting in person. You may fax the enclosed proxy card to us at (712) 376-2815 or mail it to us using the enclosed envelope.

By order of the board of directors,
/s/ Ron Wetherell
Ron Wetherell, Chairman

Marcus, Iowa
February 1, 2008

Little Sioux Corn Processors, LLC
4808 F Avenue
Marcus, IA 51035

PROXY STATEMENT
ANNUAL MEETING OF MEMBERS

Tuesday, March 25, 2008

        The enclosed proxy is solicited by the board of directors of Little Sioux Corn Processors, LLC ("we", "us", "our" and "Little Sioux") for use at the 2008 annual meeting of members of Little Sioux to be held on Tuesday, March 25, 2008 (the "Annual Meeting"), and at any adjournment thereof. The Annual Meeting will be held at the Western Iowa Tech in Cherokee, Iowa. Registration for the meeting will begin at 6 p.m., local time. The Annual Meeting will commence at approximately 7 p.m. This solicitation is being made by mail, however we may also use our officers, directors, and employees (without providing them with additional compensation) to solicit proxies from members in person or by telephone, facsimile or letter. Distribution of this proxy statement and the proxy card is scheduled to begin on or about February 1, 2008.

        We have organized this proxy statement into three sections in order to set forth our information in a straightforward and understandable way. You should read all three sections.

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  Questions and Answers about the Annual Meeting: this section provides answers to frequently asked questions regarding the purpose of the Annual Meeting and meeting procedures.

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  Proxy Proposals: this section provides information and detailed explanation about the proposals to be voted on at this members' meeting.

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  Required Information: this section provides information that is required by law to be included in the Company's Proxy Statement, which has not been included in Sections I and II.

SECTION I—QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:    Why did I receive this proxy statement?

A:    The board of directors is soliciting your proxy to vote at the Annual Meeting because you were a member of Little Sioux at the close of business on February 1, 2008, the Record Date, and are entitled to vote at the meeting.

Q:    What am I voting on?

A:    The election of three (3) directors. The following persons have been nominated by the nomination committee to fill the three open seats of the board of directors: Dale Arends, Daryl Haack and Ron Wetherell. Detailed information on each nominee is provided below at "SECTION II—PROPOSALS TO BE VOTED ON, PROPOSAL 1—Election of Directors." The board of directors recommends a vote FOR the re-election of Dale Arends, Daryl Haack and Ron Wetherell as directors.

Q:    How many votes do I have?

A:    Members are entitled to one vote for each membership unit owned of record by such member as of the close of business on the Record Date on any matter which may properly come before the meeting.

Q:    Do I have dissenters' rights?

A:    Pursuant to Section 6.8 of the Company's operating agreement, members have no dissenters' rights.

Q:    What is the voting requirement to elect the directors?

A:    In the election of directors, the three persons receiving the greatest number of votes relative to the votes cast for their competitors will be elected regardless of whether an individual nominee receives votes from a majority of the quorum.

Q:    How many membership units are outstanding?

A:    On February 1, 2008, there were 164,115 membership units outstanding.

Q:    How do I vote?

A:    Membership units can be voted only if the holder of record is present at the Annual Meeting either in person or by proxy. You may vote using either of the following methods:

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  Proxy card.  The enclosed proxy card is a means by which a member may authorize the voting of his, her, or its membership units at the Annual Meeting. The membership units represented by each properly executed proxy card will be voted at the Annual Meeting in accordance with the member's directions. We urge you to specify your choices by marking the appropriate boxes on your enclosed proxy card. After you have marked your choices, please sign and date the enclosed proxy card and return it in the enclosed envelope or fax it to Little Sioux at (712) 376-2815. If you sign and return the proxy card without specifying your choices, your membership units will be voted FOR the re-election of Dale Arends, Daryl Haack and Ron Wetherell as directors.

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  In person at the Annual Meeting.  All members as of the Record Date may vote in person at the Annual Meeting.

Q:    What can I do if I change my mind after I vote my units?

A:    You may revoke your proxy by:

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  Voting in person at the Annual Meeting;

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  Giving personal or written notice of the revocation to Ron Wetherell, Chairman of the Company's board of directors, at the Company's offices at 4808 F Avenue, Marcus, IA 51035 by no later than 5:00 p.m. on Monday, March 24, 2008; or

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  Giving personal or written notice of the revocation to the board of directors' Secretary, Tim Ohlson, at the commencement of the Annual Meeting.

Q:    What happens if I mark too few boxes on the proxy card?

A:    If you do not mark any choices on the proxy card, then the proxies will vote your units FOR the re-election of Dale Arends, Daryl Haack and Ron Wetherell as directors. If you mark fewer than three choices on the proxy card, then the proxies will vote your units ONLY for the item(s) you chose. Regardless, your units will be included in the determination of whether a quorum is present.

        If any other matters are properly presented at the Annual Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their best judgment.

Q:    What is the effect of an abstention?

A:    Directors are elected by a plurality vote, meaning the three persons receiving the greatest number of votes relative to the votes cast for their competitors will be elected regardless of whether an individual nominee receives votes from a majority of the quorum. Therefore, abstentions will not be counted as a vote for or against a director. Your units will, however, be included in the determination of whether a quorum is present.

Q:    Who can attend the Annual Meeting?

A:    All members as of the close of business on the Record Date and their spouses may attend the Annual Meeting.

Q:    What is the Record Date for the Annual Meeting?

A:    February 1, 2008.

Q:    Who will count the votes?

A:    All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will tabulate affirmative and negative votes and abstentions.

Q:    What constitutes a quorum?

A:    As of the Record Date, we had 164,115 membership units issued and outstanding. The presence of members holding 25% of the total outstanding membership units constitutes a quorum. We need 4,129 membership units represented at the meeting to constitute a quorum. If you submit a properly executed proxy, then you will be considered part of the quorum even if you are not physically present at the meeting.

Q:    How do I nominate a candidate for election as a director at next year's annual meeting?

A:    Three director positions will stand for election at the 2009 Annual Meeting. Nominations for director seats are made by a nominating committee appointed by the board of directors. In addition, a member may nominate a candidate for director by following the procedures explained in Section 5.2(a) of the operating agreement. Section 5.2(a) of the operating agreement requires that written notice of a member's intent to nominate an individual for director must be given, either by personal delivery or by United States mail, postage prepaid, to the secretary of the Company not less than thirty (30) days nor more than ninety (90) days prior to the annual meeting of the Company.

Q:    What is a member proposal?

A:    A member proposal is your recommendation or requirement that the Company and/or the board of directors take action, which you intend to present at a meeting of the Company's members. Your proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is included in the Company's proxy statement, then the Company must also provide the means for members to vote on the matter via the proxy card. The deadlines and procedures for submitting member proposals are explained in the following question and answer. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Q:    When are member proposals due for the 2009 Annual Meeting?

A:    In order to be considered for inclusion in next year's proxy statement, member proposals must be submitted in writing to Little Sioux by October 4, 2008 (120 days prior to the 1-year anniversary of the date of mailing of this proxy statement). The proposal must be in accordance with the provision of Rule 14a-8 promulgated by the SEC under the Exchange Act. We suggest that proposals for the 2009 Annual Meeting of members be submitted by certified mail-return receipt requested. Members who intend to present a proposal at the 2009 Annual Meeting of members without including such proposal in Little Sioux's proxy statement must provide us notice of such proposal no later than December 18, 2008. We reserve the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

        If we do not receive notice of a member proposal intended to be submitted to the 2009 Annual Meeting by December 18, 2008 (45 days prior to the 1-year anniversary of the date of mailing of this proxy statement), the persons named on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion. However, if we do receive notice of a member proposal intended to be submitted to the 2008 Annual Meeting by December 18, 2008 (45 days prior to the 1-year anniversary of the date of mailing of this proxy statement, then the persons named on the proxy card may vote on any such proposal in their discretion only if we include in our proxy statement an explanation of its intention with respect to voting on the proposal.

Q:    Who is paying for this proxy solicitation?

A:    The entire cost of this proxy solicitation will be borne by Little Sioux. The cost will include the cost of supplying necessary additional copies of the solicitation material and Little Sioux's 2007 Annual Report on Form 10-K for beneficial owners of membership units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such material and report to such beneficial owners.

SECTION II—PROPOSALS TO BE VOTED UPON

PROPOSAL 1—ELECTION OF THREE DIRECTORS

        The following persons have been recommended for the 2008 election by the nomination committee of the board of directors to fill the three (3) open Class A director seats on the board of directors available due to the expiration of the terms of office of three (3) incumbent Class A directors:

Name	Term
Dale Arends	3-year term ending in 2011
Daryl Haack	3-year term ending in 2011
Ron Wetherell	3-year term ending in 2011

        All nominees have indicated their willingness to serve as directors.

        The table below contains certain information with respect to the nominees for election to the board of directors at the Annual Meeting:

Name and Principal Occupation	Age	Board Member Since	Background

Dale Arends, Farmer	53	2005
			During the past five years, Dale Arends has been engaged in farming. In addition, he is president and director of the Newell Improvement Corporation. As president, Dale actively manages 16 subsidized income housing units. He also serves as director and president of Raccoon Valley Bio Diesel, LLC, a non-public reporting company. Dale has served on our board of directors since January 18, 2005.
Daryl Haack, Farmer	64	2000
During the past five years, Daryl Haack has farmed approximately 900 crop acres in O'Brien County, Iowa generally dedicated to corn and soybeans. In addition, Daryl is president of the board of directors of Granpa Pork, a small swine-finishing corporation. The swine-finishing corporation is not a publicly reporting company. He has served on our board of directors since inception. Daryl previously held the offices of president, vice-president, chairman and vice-chairman of Little Sioux.

			Mr. Haack also serves as a director for Soy Energy, LLC, a public reporting company, National Renewable Energy Investment Fund, a public company, and Granpa Pork, a private corporation.

Ron Wetherell, Small Business Owner	63	2000
During the past five years, Ron Wetherell has owned and operated a number of Cherokee County businesses including a repair shop that has grown into Wetherell Manufacturing Co., a designer and manufacturer of farm implements, hydraulic cylinders, and truck utility bodies, and Wetherell Cable TV, which serves seven separate communities in northwest Iowa. In 1992, he was elected to the Cherokee County Board of Supervisors and was recently elected to his fourth term. He is currently serving his second year as chairman of the board of supervisors. Ron also serves on the board of directors for Siouxland Ethanol, LLC, a public reporting company and Soy Energy, LLC, a public reporting company. Ron has served on our board of directors since inception. He previously held the offices of vice chairman and vice president of Little Sioux and currently serves as Little Sioux's chairman.

Required Vote and Board Recommendation

        In the election of directors, the three persons receiving the greatest number of votes relative to the votes cast for their competitors will be elected regardless of whether an individual nominee receives votes from a majority of the quorum. As indicated on the proxy card, if you fail to mark a vote, the proxies solicited by the board of directors will be voted in favor of the board of directors' nominees. If you do not submit a proxy card or attend the meeting, your units will not be voted. If you mark your proxy card both in favor and against a director nominee, your units will not be voted. Abstentions will not be counted as a vote for or against a director.

        Your board of directors recommends a vote "FOR" the current directors and nominees, Dale Arends, Daryl Haack and Ron Wetherell, to the three (3) director seats open for election at the 2008 Annual Meeting.

OTHER MATTERS

        The board of directors knows of no other matter to be acted upon at the meeting. However, if any other matter is lawfully brought before the meeting, the membership units covered by the proxy in the accompanying form will be voted on such matter in accordance with the best judgment of the persons acting under such proxy.

SECTION III—REQUIRED INFORMATION

DIRECTORS AND CORPORATE GOVERNANCE

Our Board of Directors

        Our current board of directors consists of nine (9) Class A directors and three (3) Class B directors. Class A directors are elected by the members and serve staggered 3-year terms and until their successors are elected and qualified. Class B directors are appointed and serve at the discretion of the limited partners of LSCP, LLLP, an Iowa limited liability limited partnership of which Little Sioux is the general partner. The Class A directors also represent Little Sioux as general partner of LSCP, LLLP. The Class B directors only participate in the actions concerning LSCP, LLLP.

        At the 2006 Annual Meeting, the members re-elected Vince Davis, Darrell Downs and Doug Lansink as Class A directors for a 3-year term ending at the 2009 Annual Meeting or until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of such directors. At the 2007 Annual Meeting, the members re-elected Verdell Johnson, Timothy Ohlson, and Myron Pingel as Class A directors for a 3-year term ending at the 2010 Annual Meeting or until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of such directors. The Class A directors elected at this year's Annual Meeting will serve until the 2011 Annual Meeting of members or until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of such directors.

        The board of directors is exempt from the independence listing standards because Little Sioux's securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Nevertheless, each member of our board of directors is independent within the definition of independence provided by NASDAQ rules 4200 and 4350 with the exception of Verdell Johnson. Mr. Johnson is not considered independent because he received approximately $140,000 from Little Sioux in corn sales for our fiscal year ended September 30, 2007.

Identification of Directors

        The following table contains certain information with respect to our current Class A directors:

Name and Principal Occupation	Age	Term Expires	Background

Verdell Johnson, Farmer	71	2010
			During the past five years, Verdell has owned and operated a livestock and grain farm in Cherokee County. Verdell has served on our board of directors since our inception and was re-elected at our 2007 Annual Meeting to serve until the 2010 Annual Meeting. He previously held the office of secretary.
Timothy Ohlson, Farmer	57	2010
			During the past five years, Tim Ohlson has operated a grain and livestock farm north of Meriden. Tim is active in the Cherokee County Farm Bureau and has been a board member of CML Telephone for 26 years. He has served on our board of directors since our inception and was re-elected at our 2007 Annual Meeting to serve until the 2010 Annual Meeting. Tim currently serves as Little Sioux's secretary.

Myron Pingel, Farmer	68	2010
			During the past five years, Myron Pingel has farmed north of Aurelia and operated a grain and livestock farm. Myron currently serves as a director for Twin Valley Producers Network farrowing group, a non-public reporting company. He has served on our board of directors since our inception and was re-elected at our 2007 Annual Meeting to serve until our 2010 Annual Meeting. Myron presently serves as Little Sioux's vice chairman.
Vince Davis, Iowa Farm Bureau Federation Regional Manager	56	2009
			Vince Davis currently serves as Iowa Farm Bureau Federation ("IFBF") regional manager in region 10, which encompasses 5 counties in west central Iowa. Prior to serving as the IFBF regional manager, he served as Iowa Soybean Association field representative for over 10 years. Vince has served on our board of directors since inception and prior to that, served on Little Sioux's predecessor steering committee.
Darrell Downs, Marketing Manager	70	2009
			From June 1995 through June 2005, Darrell Downs was employed as a marketing manager by a regional seed company. Darrell is also on the board of directors for Siouxland Ethanol, LLC, a public reporting company and Soy Energy, LLC, a public reporting company. He currently serves as the mayor of Marcus, Iowa. Darrell has served on our board of directors since inception.
Doug Lansink, Farmer	50	2009
			During the past five years, Doug Lansink has operated a livestock and grain farm in Ida County. Doug has served on our board of directors since inception. He previously held the office of treasurer of Little Sioux. Mr. Lansink also serves on the board of directors of Soy Energy, LLC, a public reporting company.
Dale Arends, Farmer	53	2008	For the background of Dale Arends, please see "SECTION II—PROPOSALS TO BE VOTED ON, PROPOSAL 1—Election of Directors" above.
Daryl Haack, Farmer	63	2008	For the background of Daryl Haack, please see "SECTION II—PROPOSALS TO BE VOTED ON, PROPOSAL 1—Election of Directors" above.
Ron Wetherell, Small Business Owner	63	2008	For the background of Ron Wetherell, please see "SECTION II—PROPOSALS TO BE VOTED ON, PROPOSAL 1—Election of Directors" above.

Code of Ethics

        On December 18, 2003, our board of directors adopted a code of ethics for the Chief Executive Officer, Principal Financial and Accounting Officers, controller and persons who perform similar functions for Little Sioux. The code is designed to promote honesty and integrity and to avoid conflicts of interest between personal and professional relationships in conducting our business affairs. A copy of our code of ethics was filed as exhibit 14.1 to our annual report filed on Form 10-KSB with the SEC on December 29, 2003 and any interested member may obtain a copy without charge by contacting Gary Grotjohn at (712) 376-2800 or gary.grotjohn@littlesiouxcornprocessors.com.

Board of Directors' Meetings and Attendance

        The board of directors generally meets once per month. During the fiscal year ended September 30, 2007, the board of directors held 14 meetings. Each Class A director attended at least 75% of the meetings of the board of directors during the fiscal year ended September 30, 2007.

  Member Communications with the Board of Directors

        The board of directors does not have a formalized process for holders of membership units to send communications to the board of directors. The board of directors feels this is reasonable given the close proximity of our members and accessibility of our directors. Members desiring to communicate with the board of directors are free to do by contacting a director via our website, fax, phone or in writing.

  Director Attendance at Annual Meeting of Members

        The board of directors does not have a policy with regard to directors' attendance at annual meetings. Last year, all of our Class A directors attended the 2007 Annual Meeting of members. Due to this high attendance record, it is the view of the board of directors that such a policy is unnecessary.

  Committees of the Board of Directors

        Our board of directors maintains standing audit, nominating and compensation committees.

Audit Committee

        The audit committee of the board of directors operates under a charter adopted by the board of directors on July 20, 2005, a copy of which is filed as Appendix I to this proxy statement. Under the charter, the audit committee must have at least four members. The board of directors appointed Doug Lansink, Ron Wetherell, Daryl Haack, and Vince Davis to the audit committee on May 7, 2003. The chairperson of the audit committee is Doug Lansink. The audit committee is exempt from the independence listing standards because Little Sioux's securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Nevertheless, each member of our audit committee is independent within the definition of independence provided by NASDAQ rules 4200 and 4350. Our board of directors has determined that we do not currently have an audit committee financial expert serving on our audit committee. We do not have an audit committee financial expert serving on our audit committee because no member of our board of directors has the requisite experience and education to qualify as an audit committee financial expert as defined in Item 407 of Regulation S-K and the board has not yet created a new director position expressly for this purpose. Our board of directors intends to consider such qualifications in future nominations to our board and appointments to the audit committee. The audit committee held 11 meetings during the fiscal year ended September 30, 2007. All of our audit committee members attended at least 75% of the audit committee meetings.

  Audit Committee Report

        The audit committee delivered the following report to the board of directors of Little Sioux on December 21, 2007. The following report of the audit committee shall not be deemed to be incorporated by reference in any previous or future documents filed by Little Sioux with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the report by reference in any such document.

        The audit committee reviews our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process. Our independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles. The committee reviewed and discussed with management our audited financial statements as of and for the fiscal year ended September 30, 2007. The committee has discussed with Boulay, Heutmaker, Zibell & Co. P.L.L.P., our independent auditors ("BHZ"), the matters required to be discussed by Statement on Auditing Standards No. 61 Communication with audit committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants and the Public Company Accounting Oversight Board. The committee has received and reviewed the written disclosures and the letter to management from BHZ, as required by Independence Standards Board Standard No. 1, and has discussed with the auditors the auditors' independence. The committee has considered whether the provision of services by BHZ not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in our Forms 10-Q are compatible with maintaining BHZ's independence.

        Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2007.

Audit Committee Doug Lansink, Chair Daryl Haack Vince Davis Ron Wetherell

  Independent Registered Public Accounting Firm

        The audit committee selected Boulay, Heutmaker, Zibell & Co. P.L.L.P. ("BHZ") as our independent registered public accountants for the fiscal year October 1, 2007 to September 30, 2008. A representative of BHZ is expected to be present at the annual meeting of members and will have an opportunity to make a statement if so desired. The representative is also expected to be available for questions from the members.

  Audit Fees

        The aggregate fees billed by the principal independent registered public accountants (BHZ) to Little Sioux for the fiscal year ended September 30, 2007, and the fiscal year ended September 30, 2006 are as follows:

Category	Year	Fees
Audit Fees	2007 2006	$ $	140,743 116,929
Audit-Related Fees(1)	2007 2006	$ $	41,243 700
Tax Fees	2007 2006	$ $	0 0
All Other Fees	2007 2006	$ $	0 0

(1)
Audit-related fees include consultation on loan covenant compliance report, consultation on Iowa grain dealers' license, Sarbanes Oxley discussions, and SEC comment letter discussions.

        Prior to engagement of the principal independent registered public accountants to perform audit services for Little Sioux, the principal accountant was pre-approved by our audit committee pursuant to our policy requiring such approval.

        One hundred percent (100%) of all audit services, audit-related services and tax-related services were pre-approved by our audit committee.

Nominating Committee

        The board of directors appointed Myron Pingel, and Verdell Johnson to the nominating committee of the board of directors on January 20, 2004. Dale Arends was appointed in 2005. Based upon the size of Little Sioux and the board of directors' familiarity with Little Sioux since inception, the board of directors also has determined that each of the Class A directors is qualified to suggest nominees for consideration to the nominating committee.

        The nominating committee oversees the identification and evaluation of individuals qualified to become Class A Directors and recommends to the board of directors the Class A Director nominees for each annual meeting of the members. The major responsibilities of the nominating committee are to:

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  Develop a nomination process for candidates to the board of directors;

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  Establish criteria and qualifications for membership to the board of directors;

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  Identify and evaluate potential director nominees.

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  Fill vacancies on the board of directors;

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  Recommend nominees to the board of directors for election or reelection.

        The following list represents the types of criteria the nominating committee takes into account when identifying and evaluating potential nominees:

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  Agricultural, business and financial background;

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  Accounting experience;

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  Community or civic involvement;

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  Independence from Little Sioux (i.e. free from any family, material business or professional relationship with Little Sioux);

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  Lack of potential conflicts with Little Sioux;

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  Examples or references that demonstrate a candidate's integrity, good judgment, commitment and willingness to consider matters with objectivity and impartiality; and

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  Specific needs of the existing board of directors relative to any particular candidate so that the overall composition of the board of directors reflects a mix of talents, experience, expertise and perspectives appropriate to Little Sioux's circumstances.

        The nominating committee does not operate under a charter. The nominating committee is exempt from the independence listing standards because Little Sioux's securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Myron Pingel is an independent director under the NASDAQ definition of independence. Verdell Johnson is not considered independent under the NASDAQ definition of independence, due to the amount of corn he sold to Little Sioux during our last fiscal year. The nominating committee held one meeting during the fiscal year ended September 30, 2007, at which all the members of the nominating committee were present.

        Nominations for the election of Class A directors may also be made by any member entitled to vote generally in the election of Class A directors. In accordance with our operating agreement, a member desiring to nominate one or more persons for election as a Class A director must submit written notice of such intent either by personal delivery or regular mail to the Secretary of Little Sioux, Tim Ohlson, at least 30 days, but not more than 90 days, prior to the annual meeting. This notice must contain:

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  the name and address of record of the member who intends to make the nomination;

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  a representation that the member is holder of membership units entitled to vote at the annual meeting and intends to appear personally or by proxy at the meeting to nominate the person or persons specified in the notice;

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  the name, age, business and residence addresses, and principal occupation or employment of each nominee;

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  a description of all arrangements or understandings between the member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the member;

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  such other information regarding each nominee proposed by the member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC;

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  the consent of each nominee to serve as a Class A director of Little Sioux if so elected; and

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  a nominating petition signed and dated by the holders of at least five percent (5%) of Little Sioux's outstanding membership units that clearly sets forth the proposed candidate as a nominee of the Class A director's seat to be filled at the next election of Class A directors.

        If a presiding officer at a meeting of the members determines that a nomination is not made in accordance with the above procedure, the officer must declare that the nomination was defective and therefore must be disregarded.

Compensation Committee

        Myron Pingel (chairman), Marty Lyons, Doug Lansink and Vince Davis serve as members of the compensation committee of the board of directors. Myron Pingel, Marty Lyons and Doug Lansink were appointed to the committee on June 15, 2004. Vince Davis was appointed in 2005. Mr. Pingel currently serves as vice chairman of the board of directors and Mr. Lansink served as treasurer from 2002 through 2004. The compensation committee has direct responsibility with respect to the compensation of Little Sioux's Chief Executive Officer and oversees the compensation of Little Sioux's other executive officers. The compensation committee has the overall responsibility for approving and evaluating Little Sioux's director and executive compensation plans, policies and programs. The compensation committee does not currently operate under a charter. The compensation committee held three (3) meetings during the fiscal year ended September 30, 2007. All of our compensation committee members attended at least 75% of the compensation committee meetings.

        The compensation committee:

  (1)
  establishes and administers a compensation policy for senior management,

  (2)
  reviews and approves the compensation policy for all of our employees other than senior management,

  (3)
  reviews and monitors our financial performance as it affects our compensation policies or the administration of those policies,

  (4)
  establishes and reviews a compensation policy for non-employee directors,

  (5)
  reviews and monitors our succession plans,

  (6)
  approves awards to employees pursuant to our incentive compensation plans, and

  (7)
  approves modifications to the employee benefit plans with respect to the benefits salaried employees receive under such plans.

        All of the committee's actions are reported to the board of directors and, where appropriate, submitted to the board of directors for ratification. Members of management attend meetings of the committee and make recommendations to the committee regarding compensation for officers other than the Chief Executive Officer. In determining the Chief Executive Officer's compensation, the committee considers evaluations prepared by the non-management directors. From time to time, the compensation committee may delegate to the Chief Executive Officer the authority to implement certain decisions of the committee, to set compensation for lower officers and management employees, or to fulfill administrative duties.

        The Compensation Committee is exempt from the independence listing standards because Little Sioux's securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Each member of the compensation committee is an independent director under the NASDAQ definitions of independence.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Discussion and Analysis

        Throughout this proxy statement, the individuals who served as our Chief Executive Office and Chief Financial Officer during fiscal year 2007, as well as two other most highly compensated officers in fiscal year 2007 are referred to as the "named executive officers" or "executives."

        The compensation committee of our board of directors has responsibility for establishing, implementing and regularly monitoring adherence to the Company's compensation philosophy and objectives. The compensation committee ensures that the total compensation paid to the named executive officers is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to the Chief Executive Officer are similar in form to the compensation and benefits provided to our other executive officers.

  Compensation Philosophy and Objectives

        Our compensation programs are designed to achieve the following objectives:

  •
  Attract, retain and motivate highly qualified and talented executives who will contribute to the Company's success by reason of their ability, ingenuity and industry;

  •
  Link compensation realized to the achievement of the Company's short and long-term financial and strategic goals;

  •
  Align management and shareholder interests by encouraging long-term shareholder value creation;

  •
  Maximize the financial efficiency of the compensation program from tax, accounting, cash flow and share dilution perspectives; and

  •
  Support important corporate governance principles and comply with best practices.

        To achieve these objectives, the compensation committee expects to implement and maintain compensation plans that tie a portion of executives' overall compensation to our financial performance.

  Compensation Committee Procedures

        The compensation committee of the board is responsible for determining the nature and amount of compensation for the Company's executive officers and directors. In our 2007 fiscal year, the committee consisted of four non-employee directors: Myron Pingel, Marty Lyons (a Class B director), Vince Davis and Doug Lansink.

        The compensation committee receives input from the Chief Executive Officer on the personal performance achievements of the executives and management employees who report to him. This individual performance assessment determines a portion of the annual compensation for each executive. In addition, the Chief Executive Officer provides input on salary increases, incentive compensation opportunities, and long-term incentive grants for the executives and management employees who report to him, which the committee considers when making executive compensation decisions.

        The compensation committee does its own performance review of the Chief Executive Officer, and discusses it with the full board of directors. The compensation committee will evaluate annually the performance of our Chief Executive Officer in light of the goals and objectives of the Company's executive compensation plans, and will determine and approve, or recommend to the board for its approval, the Chief Executive Officer's compensation level based on this evaluation. In determining the long-term incentive component of the Chief Executive Officer's compensation, the compensation committee will consider all relevant factors, including the Company's performance, the value of similar awards to chief executive officers of comparable companies, and the awards given to the Chief Executive Officer of the Company in past years. The Chief Executive Officer will not be present at either compensation committee or board level deliberations concerning his compensation.

        From time to time, the compensation committee may delegate to the Chief Executive Officer the authority to implement certain decisions of the committee, to set compensation for lower executive officers and management employees, or to fulfill administrative duties.

  Compensation Elements

  Base Salary

        Base salaries for our executive officers are established based on the scope of their roles, responsibilities, experience levels and performance, and taking into account competitive market compensation paid by comparable companies for similar positions. Base salaries are reviewed approximately annually, and may be adjusted from time to time to realign salaries with market levels after taking into account individual performance and experience. For our 2007 fiscal year, the compensation committee, through our Chief Executive Officer, increased base salary levels of our executive officers based on a review of each executive officer's performance, experience and role in the Company.

  Net Income Bonus

        In addition to the base salaries paid to our executive officers, our board of directors may authorize annual performance bonuses. Such performance bonuses are intended to link officers' compensation to the Company's performance. Bonuses are awarded when, in the compensation committee's judgment Little Sioux or a particular executive had a meritorious performance during the year.

  Benefits and Perquisites

        We do not provide any executive perquisites. We have no supplemental retirement plans or pension plans and we have no intentions of implementing any such plans in 2008.

  Deferred Compensation Plan or Change of Control or Severance Agreements

        On April 19, 2005, the compensation committee recommended and our board of directors, acting as general partner of LSCP, LLLP, approved a deferred compensation plan for LSCP, LLLP's eligible executive employees. The amount of the cash deferral will be 0-20% of each of the eligible executive employee's base salary. The cash deferrals will be awarded on an annual basis and will be immediately funded upon deferral through the use of a "Rabbi trust." The cash award will vest in accordance with the following schedule:

  •
  Year 1 - 0% vested

  •
  Year 2 - 0% vested

  •
  Year 3 - 0% vested

  •
  Year 4 - 0% vested

  •
  Year 5 - 0% vested

  •
  Year 6 - 100% vested

        Any vested amounts will be paid out in a lump sum on the first business day following the day in which vesting is complete. The amount of the award will be deductible by LSCP, LLLP when paid to the employee.

        Our executive officers do not have change of control or severance agreements, which means our board of directors retains discretion over severance arrangements if it determines to terminate their employment.

  Accounting and Tax Treatment of Awards

        None of our executive officers, directors, or employees receives compensation in excess of $1,000,000 and therefore the entire amount of our compensation is deductible by the Company as a business expense. Certain large executive compensation awards are not tax deductible by companies making such awards. None of our compensation arrangements are likely to reach this cap in the foreseeable future.

  Compensation Committee Report of Executive Compensation

        The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon this review and discussion, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee Myron Pingel, Chair Marty Lyons Vince Davis Doug Lansink

  Compensation Committee Interlocks and Insider Participation

        Marty Lyons, a director and member of our compensation committee, through the end of our fiscal year ended September 30, 2007, is employed by Archer Daniels Midland, Inc. ("ADM") as a marketer. ADM is our ethanol marketer and a limited partner of LSCP, LLLP. Mr. Lyons was ADM's appointed Class B director, until our fiscal year ended on September 30, 2007. On October 11, 2007 ADM informed us that it wished to remove Mr. Lyons and replace him with Edward A. Harjehausen.

Mr. Lyons position has not been filled on the compensation committee. No other member of the compensation committee is employed by or serving as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our compensation committee.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

        Little Sioux's executive officers and significant employees consist of the following:

Name and Position with Little Sioux	Age	Background
Stephen Roe, Chief Executive Officer & President	54
		Steve Roe was hired as general manager of our plant on May 20, 2002. Pursuant to our operating agreement, the office of president of Little Sioux is responsible for day-to-day plant management. Until the appointment of a president, the Chairman of our board of directors held this office. Effective May 18, 2004, and in accordance with our operating agreement, the board of directors appointed our general manager, Steve Roe, to the positions of President and Chief Executive Officer. Prior to joining Little Sioux, Mr. Roe was a manager for Cargill, Inc. Mr. Roe will serve in such capacity until he resigns or is removed by the board of directors with the consent of a majority of the holders of limited partnership units of LSCP, LLLP and the approval of our primary lender.
Gary Grotjohn, Chief Financial Officer	57
		Gary Grotjohn was hired as controller for Little Sioux on February 24, 2003. In accordance with our operating agreement, the treasurer of Little Sioux performed the duties of the Chief Financial Officer until the creation of a separate office for this purpose. Effective May 18, 2004, and in accordance with our operating agreement, the board of directors eliminated the office of treasurer and appointed our controller, Gary Grotjohn, to the position of Chief Financial Officer. Prior to joining Little Sioux, Mr. Grotjohn worked as a financial analyst for Land O'Lakes, Inc. for over 20 years. Mr. Grotjohn will serve as Chief Financial Officer of Little Sioux until he resigns or is removed by the board of directors.

Summary Compensation Table

        The following table set forth all compensation paid or payable by us during the last three fiscal years to our Chief Executive Officer and Chief Financial Officer. We did not have any compensatory security option plan for our executive officers and directors in place as of September 30, 2007. Further, as of September 30, 2007, none of our directors or officers had any options, warrants, or other similar rights to purchase securities of Little Sioux.

Name and Principal Position	Year	Salary	Bonus		Total
Stephen Roe, President and Chief Executive Officer	Fiscal Year 2007	$161,519	$49,113	(1)	$210,632
	Fiscal Year 2006	$131,000	$25,374	(1)	$156,374
	Fiscal Year 2005	$107,625	$25,577	(1)	$133,202
Gary Grotjohn, Chief Financial Officer	Fiscal Year 2007	$97,289	$30,119	(1)	$127,408
	Fiscal Year 2006	$83,500	$17,941	(1)	$101,441
	Fiscal Year 2005	$75,000	$15,767	(1)	$90,767
(1)
Includes deferred compensation award monies which vest and are payable after six (6) years.

Compensation of Directors

        Effective April 1, 2003, our board of directors approved a director compensation policy. The policy provided for payment to directors of a $100 fee based on attendance at regular monthly and special board meetings, for mileage to and from regular and special board meetings and reimbursement of our directors and officers for reasonable out-of-pocket expenses incurred relating to services rendered on our behalf.

        On June 20, 2006, our board of directors approved a revised director compensation policy effective for the remainder of fiscal year 2006 and thereafter. The revised policy provides for payment to directors of a fee based on attendance at board functions. The fees we pay to our directors under the revised policy are as follows: $300 per regular monthly and special board meeting, $100 per committee meeting and $200 for pre-approved industry and other meetings and conferences attended on behalf of Little Sioux. We will not pay the fee if the director does not attend the regular monthly or special meeting, committee meeting or pre-approved industry and other meetings and conferences. We will also pay for mileage to and from such board functions at the standard mileage rate established from time to time by the IRS. We will continue to reimburse our officers and directors for reasonable out-of-pocket expenses incurred relating to services rendered on our behalf.

DIRECTOR COMPENSATION

		Annual Compensation
Name	Fiscal Year	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total Compensation ($)
Dale Arends(1)	2007	$6,063	$200	$6,263
Vince Davis	2007	$6,466	$0	$6,466
Darrell Downs	2007	$5,252	$200	$5,452
Daryl Haack(1)	2007	$7,118	$784	$7,902
Verdell Johnson(1)	2007	$5,582	$200	$5,782
Doug Lansink(1)	2007	$6,869	$200	$7,069
Tim Ohlson(1)	2007	$5,704	$200	$5,904
Myron Pingel	2007	$6,039	$0	$6,039
Ron Wetherell(1)	2007	$5,960	$200	$6,160

(1)
Mssrs. Arends, Haack, Johnson, Lansink, Ohlson and Wetherell all received additional compensation for attending pre-approved industry seminars and conferences attended on behalf of Little Sioux.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

        Little Sioux currently has no person or entity known by it to be the beneficial owner of more than 5% of our outstanding units.

Security Ownership of Management

        As of January 28, 2008, director nominees, members of our board of directors and executive officers own membership units as follows:

Title of Class	Name and Address of Beneficial Owner & Position with Little Sioux(1)	Amount and Nature of Beneficial Ownership(2)		Percent of Class

Class A Membership Units	Dale Arends, Class A Director	480 Units	(3)	*
Class A Membership Units	Vince Davis, Class A Director	360 Units	(4)	*
Class A Membership Units	Darrell Downs, Class A Director	480 Units	(3)	*
Class A Membership Units	Daryl Haack, Class A Director	450 Units	(3)	*
Class A Membership Units	Verdell Johnson, Class A Director & 2008 Director Nominee	1500 Units	(5)	*
Class A Membership Units	Doug Lansink, Class A Director	420 Units	(3)	*
Class A Membership Units	Tim Ohlson, Secretary, Class A Director & 2008 Director Nominee	780 Units		*
Class A Membership Units	Myron Pingel, Vice Chairman, Class A Director & 2008 Director Nominee	1335 Units	(6)	*
Class A Membership Units	Ron Wetherell, Chairman & Class A Director	2370 Units	(7)	1.44%
Class A Membership Units	Stephen Roe, Chief Executive Officer	0 Units		*
Class A Membership Units	Gary Grotjohn, Chief Financial Officer	0 Units		*
Total Membership Units Held by Current Directors, Nominees and Officers of Little Sioux:		8157 Units		4.97%

*
Less than 1%.

(1)
The address of each individual is in care of us at 4808 F Avenue, Marcus, Iowa 51035.

(2)
Beneficial ownership is determined in accordance with SEC rules and generally includes holding voting and investment power with respect to the securities.

(3)
Units held in joint tenancy with spouse and 150 units held by Granpa Pork, Inc.

(4)
Includes 60 membership units held in joint tenancy with spouse.

(5)
Includes 1,200 membership units held in joint tenancy with spouse and 150 membership units held by spouse.

(6)
Includes 900 membership units held in joint tenancy with spouse.

(7)
Includes 870 membership units held by spouse.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from our officers and directors, all Section 16(a) filing requirements were complied with during the fiscal year ended September 30, 2007, except that Daryl Haack and Dale Arends did not timely file one Form 4 report each, Dale Arends did not timely file a Form 5 for the same transaction, and Gary Grotjohn and Steve Roe did not timely file their respective Form 3 reports.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

        No family relationships exist between any of the directors of the board, officers, or significant employees of Little Sioux. We consider all of our Class A directors, other than Mr. Arends, to be our founders and promoters. Since the beginning of our last fiscal year, we have engaged in a number of transactions with related parties, including our promoters, directors, officers or 5% unit holders and their affiliates. Management believes that these transactions were as favorable as those that could have been obtained in an arms-length transaction. A majority of our directors that are unaffiliated with the below transactions have approved these transactions.

Transactions with LSCP's Limited Partners

        Little Sioux is the sole general partner of LSCP, LLLP, an Iowa limited liability limited partnership ("LSCP"). Our general partnership interest in LSCP represents 60.15% of the limited partnership units of LSCP. LSCP owns and operates a 52 million gallon per year ethanol manufacturing plant located near Marcus, Iowa. Of the 3,639 outstanding limited partnership units, 1,450 of the units are limited partnership units held by the various limited partners.

  Fagen, Inc. and Fagen Energy, Inc.

        Fagen, Inc., the company that provided design, development and construction services for our ethanol plant, previously owned 350 of the 3,639 total outstanding limited partnership units in LSCP. During the fiscal year ended September 30, 2004, Fagen, Inc. transferred all of its units in LSCP—340 units, to an affiliated company, Fagen Energy, Inc., and 10 units to 2 Fagen, Inc. employees. After the transfer, Fagen Energy, Inc. owns a 9.3% limited partnership interest in LSCP. Fagen Energy, Inc.'s ownership of 340 units means that it owns 23.5% of the total number of LSCP units held by the limited partners. Fagen Energy, Inc.'s ownership of its limited partnership interest entitles it to join with its class of limited partnership interests in appointing one (1) Class B Director to Little Sioux's board of directors. Fagen Energy, Inc.'s Class B Director appointee is Steve Core.

        In September 2006, we entered into a design-build agreement with Fagen, Inc., for the construction of an expansion to increase the ethanol production capacity of the ethanol plant by 40 million gallons to 92 million gallons annually. The Company incurred approximately $45,438,000 in costs related to expansion of the plant through September 30, 2007 with Fagen, Inc.

        On March 21, 2007, Akron Riverview Corn Processors, LLC ("Akron"), a wholly-owned subsidiary of LSCP, LLLP, entered into a Phase I and Phase II Engineering Services Agreement with Fagen Engineering, LLC, an affiliate of Akron's anticipated design-builder, Fagen, Inc.

  Indeck Energy Services, Inc.

        Indeck Energy Services, Inc. owns 300 of the 3,639 total outstanding limited partnership units in LSCP. This means that Indeck Energy Services, Inc. owns an 8.2% limited partnership interest in LSCP and 20.7% of the total number of units held by the limited partners of LSCP. Indeck Energy Services, Inc.'s ownership of its limited partnership interest entitles it to join with its class of limited partnership interests in appointing one (1) Class B Director to Little Sioux's board of directors. Indeck Energy Services, Inc.'s Class B Director appointee is Rex Roehl.

  Archer Daniels Midland, Inc.

        Archer Daniels Midland, Inc. ("ADM") owns 800 of the 3,639 total outstanding limited partnership units in LSCP. This means that ADM owns a 21.98% limited partnership interest in LSCP and 55.2% of the total number of units held by the limited partners of LSCP. ADM's ownership of its limited partnership interest entitles it to join with its class of limited partnership interests in electing 1 Class B Director to Little Sioux's board of directors. ADM's Class B Director appointee was Marty Lyons until October 11, 2007, when ADM informed us they wished to replace Mr. Lyons with Edward Harjehausen.

        ADM provides ethanol marketing and distributing services to our ethanol plant pursuant to the ethanol marketing agreement with ADM. In exchange for ADM's marketing, sales, storage and transportation services, we pay ADM a fixed price per gallon of ethanol sold. For the fiscal year ended September 30, 2007, we paid ADM approximately $835,000 as a marketing fee. The amount we pay ADM for marketing services is comparable to that of an arms-length transaction. On March 29, 2007, we entered into an amended and restated ethanol marketing agreement with ADM for the purpose of marketing our ethanol.

  Verdell Johnson, Director

        We purchase corn from Verdell Johnson. Purchases during the fiscal year ended September 30, 2007 from Verdell Johnson totaled approximately $140,000.

MEMBER PROPOSALS

        Any member proposal intended to be considered for inclusion in the proxy statement for presentation at the 2009 Annual Meeting of members must be received by Little Sioux no later than October 4, 2008 (120 days prior to the 1—year anniversary of the date of mailing of this proxy statement). The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the SEC under the Exchange Act. It is suggested that the proposal be submitted by certified mail-return receipt requested.

        Members who intend to present a proposal at the 2009 Annual Meeting of members without including such proposal in Little Sioux's proxy statement must provide Little Sioux notice of such proposal no later than December 18, 2008. We reserve the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements. If Little Sioux does not receive notice of a member proposal intended to be submitted to the 2009 Annual Meeting by December 18, 2008, the persons named on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion. However, if Little Sioux does receive notice of a member proposal intended to be submitted to the 2009 Annual Meeting by December 18, 2008, then the persons named on the proxy card may vote on any such proposal in their discretion only if we include in our proxy statement an explanation of our intention with respect to voting on the proposal.

ANNUAL REPORT AND FINANCIAL STATEMENTS; DOCUMENTS INCORPORATED BY REFERENCE

        The Securities and Exchange Commission ("SEC") allows us to "incorporate by reference" information into this document. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this proxy statement, except for any information that is superseded by information that is included directly in this document or in any other subsequently filed document that also is incorporated by reference herein.

        This proxy statement incorporates by reference the documents listed below that we have filed previously with the SEC. These documents contain important information about Little Sioux and its financial condition.

  •
  Little Sioux's Annual Report on Form 10-K for the year ended September 30, 2007, including audited financial information contained therein (the "Annual Report").

        Our Annual Report accompanies the mailing of this proxy statement.

        We will provide without charge to each member solicited a copy of exhibits to the Annual Report upon written request. The written request for such exhibits should be directed to Ron Wetherell, Chairman of the Board of Little Sioux Corn Processors, LLC at 4808 F Avenue, Marcus, Iowa 51035. Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of membership units in the Company on February 1, 2008. The Annual Report with exhibits is also available at no cost through the EDGAR database available from the SEC's internet site (www.sec.gov).

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Ron Wetherell
RON WETHERELL, CHAIRMAN

February 1, 2008

        TO BE CERTAIN THAT YOUR MEMBERSHIP UNITS WILL BE REPRESENTED AT THE ANNUAL MEETING OF MEMBERS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY BY FAX TO (712) 376-2815 OR IN THE ENCLOSED ENVELOPE BY NO LATER THAN MONDAY MARCH 24, 2008 (5:00 P.M., LOCAL TIME) WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

APPENDIX I

LITTLE SIOUX CORN PROCESSORS, LLC
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. Purpose

        The Audit Committee ("Committee") is appointed by the Board of Directors ("Board") of Little Sioux Corn Processors, LLC (the "Company") to assist the Board in fulfilling its oversight responsibilities. The primary duties and responsibilities of the Audit Committee are to:

  •
  Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, legal and regulatory compliance;

  •
  Appoint, compensate, retain and monitor the independence and qualifications of the Company's independent auditors (also referred to herein as external auditors);

  •
  Monitor the performance of the Company's internal audit function and independent auditors;

  •
  Provide an avenue of communication among the independent auditors, management, and the Board; and

  •
  Prepare an Audit Committee report as required by the Securities and Exchange Commission ("SEC") to be included in the Company's annual proxy statement.

II. Authority

        The Committee shall have the authority to conduct or authorize any investigation appropriate to fulfill its responsibilities, and is empowered to:

  •
  Appoint, compensate, retain and oversee the work of the public accounting firm employed by the Company to conduct the annual audit who shall report directly to the Committee;

  •
  Retain independent counsel and other advisers as it deems necessary in the performance of its duties;

  •
  Resolve any disagreements between management and the independent auditor regarding financial reporting;

  •
  Pre-approve all auditing and permitted non-audit services performed by the Company's external audit firm;

  •
  Seek any information it requires from employees—all of whom are directed to cooperate with the Committee's requests—or external parties;

  •
  Meet with Company officers, external auditors, or outside counsel, as necessary;

  •
  Delegate authority to subcommittees including the authority to pre-approve all auditing and permitted non-audit services, providing that such decisions are presented to the full Committee at its next scheduled meeting; and

  •
  Determine appropriate funding for the payment of compensation to the independent auditors engaged for the purpose of issuing an audit report, performing other audit review or attestation services for the Company and to any advisers employed by the Committee which funding must be paid for by the Company.

III. Composition

(a)
Committee members' qualifications shall meet the requirements as may be set by the Board from time to time, in addition to all applicable legal and regulatory requirements.

(b)
The Committee shall be comprised of at least three directors of the Company, all in good standing, each of whom must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, statement of members' equity and cash flow statement. A majority of the directors on the Committee must be independent as defined in subparagraph c of this Article III below.

(c)
A director will NOT be considered independent for purposes of this Article III, if such director:

(a)
Is an employee of the Company or any current subsidiary of the Company;

(b)
Has accepted or has a family member who has accepted payments from the Company or any of its subsidiaries in excess of $60,000, other than as compensation for board or board committee service, payments arising solely from investments in the Company's securities, compensation paid to a family member who is a non-executive employee of the Company, benefits under a tax-qualified retirement plan, or non-discretionary compensation, or certain permitted loans;

(c)
Has a family member who is employed by the Company or any of its subsidiaries as an executive officer;

(d)
Is or has a family member who is a partner or controlling shareholder or an executive officer of any organization to which the Company made, or from which the Company received, payments for property or services that exceeds 5% of the recipient's consolidated gross revenues of that year, or $200,000, whichever is more, other than payments arising solely from investments in the Company's securities or payments under non-discretionary charitable contribution matching programs;

(e)
Is or has a family member who is employed as an executive officer of another entity where any of the executive officers of the company serve on the compensation committee of such other entity; or

(f)
Is or has a family member who is a current partner of the Company's outside auditor who worked on the Company's audit;

(d)
Committee members and a Committee chair shall be recommended and appointed by the Board.

IV. Meetings

        The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee shall meet separately, periodically with management, with internal auditors, if any, and with external auditors. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. All members are expected to attend each meeting, in person or via tele- or video-conference.

        The minutes of each meeting are to be prepared at the direction of the Audit Committee Chair and sent to Committee members and all other directors. Copies are to be promptly provided to the independent auditors and the Company's legal counsel.

V. Scope of Responsibilities and Duties

Charter Review

        Review and reassess the adequacy of this charter annually. Consider changes that are necessary as a result of new laws and regulations. Recommend any proposed changes to the Board. Submit the charter to the Board for approval and publish the document as required.

Financial Reporting

        Review the Company's annual audited financial statements and the documents containing such filings prior to filing or distribution. The review should include discussion with management and independent auditors of the following:

  •
  Significant issues regarding accounting principles, practices, audit findings, disclosures, judgments and any other requirements under accounting standards and rules;

  •
  Complex or unusual transactions and areas in which an unusual degree of judgment must be exercised;

  •
  The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and

  •
  "Quality of earnings" of the Company from a subjective as well as objective standpoint.

        Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgment made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

        Review with management and the external auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditors activities or on access to requested information, and any significant disagreement with management.

        Discuss the annual audited financial statements and quarterly financial statements with management and external auditors, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." Consider any items required to be communicated by the independent auditors in accordance with SAS 61, which is attached to this charter as Exhibit 1.

        Review disclosures made by CEO and CFO in the Forms 10-KSB or 10-K and 10-QSB or 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company's internal control.

Internal Control

        Consider the effectiveness of the Company's internal control system, including information technology, security and control.

        Understand the scope of the external auditor's review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.

Internal Audit

        In the event the Company employs an internal audit department, the Committee shall:

        Review with management the charter, plans, activities, staffing and organizational structure of the internal audit function.

        Review the effectiveness of the internal audit function.

Independent Auditors

        Each year, review the independence and performance of the independent auditors and retain or discharge the independent auditors as circumstances warrant. In performing this review, the Committee will:

          At least annually, obtain and review a report by the independent auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Company.

          Take into account the opinions of management and, in the event the Company has employed an internal audit, the opinions of the internal audit department.

          Present its conclusions with respect to the external auditor to the Board.

        Prescribe such policies and procedures as the Committee deems appropriate pertaining to relationships with the independent auditors, including clear hiring policies for employees and former employees of the independent auditors.

        Approve the independent auditors' engagement terms and fees for annual audit services as well as advance approval of all non-audit engagements with that firm. Any such approval of non-audit services by the independent auditor shall be disclosed in periodic reports as prescribed by law.

        On at least an annual basis, review a formal, written statement from the independent auditors on such matters as are prescribed by law, including all relationships between the auditors and the Company or its management. Discuss with the independent auditors all significant relationships they have with the Company and their impact on the auditors' objectivity and independence, including non-audit services and the fees proposed and charged therefore. Take appropriate action in response to these matters to satisfy itself of the auditors' independence.

        Review the independent auditors audit plan; discuss scope, staffing, locations, reliance upon management, and general audit approach, including coordination of audit effort with the internal audit department, if any.

        Ensure the rotation of the lead audit partner and other audit partners as required by law, and consider whether there should be regular rotation of the audit firm itself.

        Present its conclusions with respect to the independent auditor to the Board.

        Meet separately with the external auditors on a regular basis to discuss any matters that the committee or auditors believe should be discussed privately.

        Review all material written communications between the independent auditors and management, e.g., management letter, schedule of unadjusted differences and/or reportable conditions letter.

Compliance

        At least once annually, review with the Company's legal counsel any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations (in coordination with other committees), and inquiries received from regulators or governmental agencies.

        Establish procedures for: (i) The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

        Review the process for communicating the Code of Ethics to appropriate company personnel, and for monitoring compliance therewith.

        Obtain regular updates from management and Company legal counsel regarding compliance matters.

Reporting Responsibilities

        Annually prepare such report and certification to unit-holders as required by SEC regulations.

        Report to the Board about Committee activities and issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the performance and independence of the Company's independent auditors, and, in the event the Company has employed an internal audit department, the performance of the internal audit function.

Other Audit Committee Responsibilities

        Discuss and review with management the Company's major policies with respect to risk assessment and risk management.

        As considered necessary by the Committee, review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites, including the use of the Company's assets.

        Perform any other activities consistent with this Charter, the Company's operating agreement, and governing law, as the Committee or the Board deems necessary or appropriate.

        Periodically review materials or receive education on audit committee-related and new accounting and auditing-related developments and best practices.

        Annually evaluate the Committee's performance of its responsibilities, confirm that all responsibilities outlined in this charter have been carried out, and create an agenda for the ensuing year.

LITTLE SIOUX CORN PROCESSORS, L.L.C.	MEMBER NAME:

Annual Meeting – Tuesday, March 25, 2008	NUMBER OF CLASS A MEMBERSHIP UNITS:
For Unit Holders as of February 1, 2008	Vote by Mail or Facsimile:
	1)	Read the Proxy Statement
Proxy Solicited on Behalf of the Board of Directors	2)	Check the appropriate boxes on the proxy card below
	3)	Sign and date the proxy card
	4)	Return the proxy card by mail or via fax to (712) 376-2815

PROPOSALS TO BE VOTED ON	DIRECTORS RECOMMEND	For	Against	Abstain

Proposal #1 Election of 3 Directors
PLEASE INDICATE YOUR
Dale Arends, Incumbent --- >>>	FOR -------->>>	☒	☒	☒	PROPOSAL SELECTION BY FIRMLY
PLACING AN "X" IN THE
Daryl Haack, Incumbent --->>>	FOR -------->>>	☒	☒	☒	APPROPRIATE NUMBERED BOX WITH BLUE
OR BLACK INK.
Ron Wetherell, Incumbent --->>>	FOR -------->>>	☒	☒	☒
PLACE "X" HERE IF YOU PLAN TO ATTEND ☒ AND VOTE YOUR SHARES AT THE MEETING

By signing this proxy card, you appoint Timothy Ohlson and Daryl Downs with full power of substitution, as proxies to represent you at the Annual Meeting of the Members to be held on Tuesday, March 25, 2008 at 7:00 p.m. and at any adjournment thereof, on any matters coming before the Annual Meeting.

Please specify your choice by marking the appropriate box for each matter above. The proxies cannot vote your units unless you sign and return this card. For your proxy card to be valid, it must be received by Little Sioux by 5:00 p.m. on Monday, March 24, 2008.

This proxy, when properly executed, will be voted in the manner directed herein and authorizes the proxies to take action in their discretion upon other matters that may properly come before the Annual Meeting. If you do not mark any boxes, your units will be voted FOR Dale Arends, Daryl Haack and Ron Wetherell. If you choose both for and against election of a director, your proxy card will be invalid, but your units will still count toward the quorum requirement.

Signature: Date:	Please sign exactly as your name appears above. Joint owners must both sign. When signing as an attorney, executor, administrator, trustee or guardian, please note that fact.

Signature:
Date:

QuickLinks

NOTICE OF 2008 ANNUAL MEETING OF MEMBERS
PROXY STATEMENT ANNUAL MEETING OF MEMBERS Tuesday, March 25, 2008
SECTION I—QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
SECTION II—PROPOSALS TO BE VOTED UPON
SECTION III—REQUIRED INFORMATION
APPENDIX I LITTLE SIOUX CORN PROCESSORS, LLC CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
I. Purpose
II. Authority
III. Composition
IV. Meetings
V. Scope of Responsibilities and Duties